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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 3, 2001

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)

         Delaware                   0-20763                42-1407240
(State or Other                   (Commission          (IRS Employer
Jurisdiction of Incorporation)    File Number)         Identification Number)

                    McLeodUSA Technology Park
                    6400 C Street S.W., P.O. Box 3177
                    Cedar Rapids, IA                         52406-3177
                    (Address of Principal                    (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code: (319) 790-7800

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

      (c)  Exhibits.

           99.1 January 3, 2001 Press Release re McLeodUSA proposed offering of senior notes and expectations for fourth quarter and year-end 2000.
           99.2 January 4, 2001 Press Release re McLeodUSA proposed offering of senior notes -- Update

Item 9. Regulation FD Disclosure.

     McLeodUSA recently made available a press release dated January 3, 2001 which announced the proposed offering of senior notes and reiterated expectations for fourth quarter and year-end 2000. McLeodUSA recently made available another press release, this one dated January 4, 2001, which announced an update to the proposed offering of senior notes. These press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2001                  McLEODUSA INCORPORATED


                                        By: /s/ Randall Rings
                                           ------------------------------------
                                           Randall Rings
                                           Group Vice President, Secretary and
                                           General Counsel

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                                 EXHIBIT INDEX

99.1 January 3, 2001 Press Release re McLeodUSA proposed offering of senior notes and expectations for fourth quarter and year-end 2000.
99.2 January 4, 2001 Press Release re McLeodUSA proposed offering of senior notes -- Update

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